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                                                                   EXHIBIT 10.40

                                                   [TD COMMERCIAL BANKING LOGO]
                                                   Mississauga Centre CBC
                                                   20 Milverton Drive
                                                   Mississauga, Ontario
                                                   L5R 3G2
                                                   Telephone No.: 905-890-4163
                                                   Fax No.: (905) 890-4136

October 12, 2001

DAISYTEK (CANADA) INC.
35 Valleywood Drive, Unit 1
Markham, ON L3R 5L9
CAN

Attn:  George Maney, Chief Financial Officer

The following amending agreement (the "Amending Agreement") amends the terms and conditions of the credit facilities (the "Facilities") provided to the Borrower as per the Agreement dated MARCH 15, 2001:

BORROWER                   DAISYTEK (CANADA) INC. (the "Borrower")

CREDIT LIMIT               1)       CDN $15,000,000 [or its US$ Equivalent]

TERM                       1)       3 years, until March 20, 2004

ARRANGEMENT                The Borrower will pay prior to any drawdown hereunder
FEE                        a non-refundable arrangement fee of $12,500.00.


POSITIVE
COVENANTS                  So long as any amounts remain outstanding and unpaid
                           under this Agreement or so long as any commitment
                           under this Agreement remains in effect, the Borrower
                           will and will ensure that its subsidiaries and each
                           of the Guarantors will observe the Standard Positive
                           Covenants set out in Schedule "A" and in addition
                           will:

                           c)       Delete the requirement for Annual Internally
                                    Prepared Financial Statements of BSD
                                    Holdings, Inc..

FINANCIAL
COVENANTS                  The Borrower agrees at all times to:


                           c) Minimum Shareholder's Equity of $15MM is to be maintained at all times


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                                    Shareholder's Equity is defined as the sum
                                    of Share Capital, Earned and Contributed
                                    Surplus, less Goodwill in excess of
                                    $1,900,000 or as reduced by amortization.

SCHEDULE "A" -
STANDARD
TERMS AND
CONDITIONS                 Schedule "A" sets out the Standard Terms and
                           Conditions ("Standard Terms and Conditions") which
                           apply to these credit facilities. The Standard Terms
                           and Conditions, including the defined terms set out
                           therein, form part of this Agreement, unless this
                           letter states specifically that one or more of the
                           Standard Terms and Conditions do not apply or are
                           modified.
AMENDMENTS TO
SCHEDULE "A" -
TERMS AND
CONDITIONS                 The following amendments to the Standard Terms and
                           Conditions apply:

                           o        Remove Clause "c" in Section 8 Standard
                                    Negative Covenants.

                           o        Add the following sentence "Subject to
                                    written approval by the Borrower which will not be unreasonably withheld" to the beginning of Paragraph 2 Section 9
                                    Environmental.

                           o Add the following sentence "The Bank agrees to provide prior written notice of any such increased costs" at the end of Section 15
                                    Added Cost.

All other terms and conditions remain unchanged. We ask that you acknowledge your agreement to these amendments by signing and returning the attached duplicate copy of this Amending Agreement to the undersigned. The amendments will not come into force unless the duplicate of this Amending Agreement is received by the Bank on or before 19, OCTOBER, 2001.

Yours truly,

THE TORONTO-DOMINION BANK:


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
/s/ JOHN A. NEATE                      N496        /s/ MASON COATES                       I17
--------------------------------     -------       --------------------------------     -------
John A. Neate                        Signing       Mason Coates                         Signing
Relationship Manager                 No.           Vice President                       No.


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TO THE TORONTO-DOMINION BANK:

DAISYTEK (CANADA) INC. hereby accepts the foregoing offer

this 11th day of October, 2001.


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
/s/ JEFF MALANGA                                /s/ R. MITCHELL
----------------------------------------        ----------------------------------------
Signature                                       Signature

Jeff Malanga - Assistant Treasurer              R. Mitchell - EVP & CFO
----------------------------------------        ----------------------------------------
Print Name & Position                           Print Name & Position
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